UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   December 1, 2004

EQUITABLE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Oxford Centre, Suite 3300, 301 Grant Street, Pittsburgh, Pennsylvania	15219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        Equitable Resources, Inc. has approved the adoption of the Equitable Resources, Inc. 2005 Short-Term Incentive Plan (the “2005 Short-Term Incentive Plan”), effective as of January 1, 2005.

The 2005 Short-Term Incentive Plan provides for incentive payments to employees.  An incentive pool is created for each incentive program under the 2005 Short-Term Incentive Plan.  The following incentive programs shall be administered under the Plan: (i) Equitable Resources Headquarters Short-Term Incentive Program; (ii) Equitable Utilities Short-Term Incentive Program; (iii) Equitable Supply Short-Term Incentive Program; and (iv) NORESCO Short-Term Incentive Program.  The base amount of each incentive pool will be determined by the extent to which one or more specific and defined financial measures are achieved for any plan year.   All of the corporation’s employees are eligible to be selected for participation under the 2005 Short-Term Incentive Plan.  Specific eligibility requirements for each incentive program under the 2005 Short-Term Incentive Plan will be proposed by the President of each business segment or corporate officer, as applicable, and approved by the corporation’s Vice President-Human Resources.  Based upon such eligibility requirements, the Company’s Vice President-Human Resources or the Company’s Director of Compensation and Benefits, as applicable, may designate any eligible employee for participating in the Plan in his or her complete and sole discretion.  The peer group for the 2005 Short-Term Incentive Plan is the same as the peer group for the company’s prior Short-Term Incentive Plans as described in the footnotes to the Stock Performance Graph in the company’s 2004 Annual Meeting Proxy Statement.  A copy of the 2005 Short-Term Incentive Plan is attached as Exhibit 10.01 and is incorporated herein by reference.

ITEM 5.04                                         TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS.

On December 3, 2004, Equitable Resources, Inc. (“Equitable”) sent a notice to the directors and executive officers of Equitable informing them that a blackout period with respect to the Equitable Resources, Inc. Employee Deferred Compensation Plan will be in effect beginning January 7, 2005 for a period expected to end during the week of January 23, 2005.  Equitable provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.  Equitable received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 on December 2, 2004.

A copy of the notice is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01.             FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

10.01	Equitable Resources, Inc. 2005 Short-Term Incentive Plan

99.1	Notice of Blackout Period to Directors and Executive Officers of Equitable Resources, Inc. dated December 3, 2004.

SIGNATURE

                Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQUITABLE RESOURCES, INC.
(Registrant)

	By:	/s/ David L. Porges
David L. Porges
Executive Vice President and
Chief Financial Officer
Date: December 6, 2004

EXHIBIT INDEX

Exhibit No.

10.01	Equitable Resources, Inc. 2005 Short-Term Incentive Plan

99.1	Notice of Blackout Period to Directors and Executive Officers of Equitable Resources, Inc. dated December 3, 2004.